[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) GLOBAL TOTAL
                                        RETURN FUND

                                        ANNUAL REPORT o OCTOBER 31, 2002

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       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 41 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  22
Notes to Financial Statements ............................................  29
Independent Auditors' Report .............................................. 39
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o  information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the twelve months ended October 31, 2002, Class A shares of the fund provided a total return of -1.02%, Class B shares -1.58%, Class C shares -1.56%, and Class I shares -0.65%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of sales charges. The fund's results compare to returns over the same period of -15.10%, -6.69%, and -5.30%, respectively, for the fund's three benchmarks; the Standard and Poor's 500 Stock Index (the S&P 500), the Lipper Global Flexible Fund Index (the Lipper index); and a combined international stock/ bond portfolio comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The S&P 500 is a commonly used measure of the broad stock market. The Lipper index is an unmanaged, net-asset-value-weighted index of the top qualifying mutual funds within the Global Flexible fund category, which allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold- oriented mining finance houses, gold coins, or bullion. The combined international stock/bond portfolio is composed of the MSCI World Index, an unmanaged, market-capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued in 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.13% over the same period.

SLOW AND STEADY
We believe that a major reason for the portfolio's outperformance was its conservative positioning, which has been our long-term strategy regardless of current economic or market conditions. This conservative bias, in both stocks and bonds, has aided us considerably over this most difficult period. We don't invest to any major extent in less developed markets and have benefited from our primary regional focus on the United States and Europe. Also, we tend to favor higher-quality companies in industries that we believe tend to hold up better under volatile economic conditions. These are market sectors where we have found more reliable and predictable earnings and cash flows. The fund tries to focus on what we believe are the higher-quality, consistent performers within these sectors.

PORTFOLIO OVERVIEW
Financial services was our largest sector weighting and represented approximately 19% of the fund as of the end of the period, which was slightly underweight versus the MSCI World Index. One subset of this industry that we particularly favored was property and casualty insurance. It's a segment of the market that has shown strong relative performance throughout the time period because of a noticeable upswing in the cycle for insurance pricing that we think may be sustainable over the next few years. In addition, the Federal Home Loan Mortgage Corporation (Freddie Mac) contributed to the portfolio's overall performance during the period. The company, which was established by the U.S. Congress to support home ownership and rental housing, benefited from the mortgage rates that remained at historically low levels, spurring refinancing and purchase activity.

Consumer staples (16% of the portfolio at the end of the period) was a sector that we focused on since it is an area of the market that has had relatively low sensitivity to economic conditions. Performance of this group has been strong and has contributed to the portfolio's relative performance.

Health care, which represented about 12% of the portfolio at period end, also fit well with our defensive, conservative investment philosophy. We believe the demand for health care, which includes pharmaceutical and medical services, is not as economically sensitive to world events as many other sectors, and therefore, has tended to have reliable and sustainable earnings growth.

That said, our drug company stocks were a disappointment during the period. This is an area where we have enjoyed great success in the past, but patent issues and the increase in generic drug competitors have made this industry very choppy. One example included Eli Lilly & Co., a pharmaceutical manufacturer, which performed poorly during the last half of the period as a result of slower-than-expected sales of its drugs. This could have a negative effect on Lilly's fourth-quarter earnings.

FIXED-INCOME STRATEGY
The fund's high-quality fixed-income securities are a key component of its strategy and are designed to try to cushion the blow of downturns in the global stock markets. In light of the extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the period. The fund typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits (Principal value and interest on U.S. Treasury securities are guaranteed by the U.S. government if held to maturity).

OUTLOOK
Despite the market's volatility short term, we remain optimistic longer term. We believe there is a strong need for broad diversification. The underlying philosophy of this portfolio, which focuses more on conservative, large-cap companies, favors sectors that we believe should perform relatively well regardless of the economic conditions of the world economy. As a result of the fund's participation in markets outside of the United States, we believe it has the ability to offer investors the international diversification, which should help mitigate risk and take advantage of opportunities overseas.

  /s/ Steven R. Gorham                   /s/ Matthew W. Ryan
  ---------------------------            ----------------------------
  Steven R. Gorham                       Matthew W. Ryan
  Portfolio Manager                      Portfolio Manager

  /s/ Frederick J. Simmons
  ----------------------------
  Frederick J. Simmons
  Portfolio Manager

Note to Shareholders: Effective September 30, 2002, Matthew W. Ryan became a co-manager of the fund, replacing Stephen C. Bryant.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   MATTHEW W. RYAN, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE EMERGING MARKET DEBT PORTFOLIOS OF OUR OFFSHORE INVESTMENT PRODUCTS AND INSTITUTIONAL ACCOUNTS. BEFORE JOINING THE FIRM IN 1997, MATT WORKED FOR FOUR YEARS AS AN ECONOMIST AT THE INTERNATIONAL MONETARY FUND AND FOR FIVE YEARS AS AN INTERNATIONAL ECONOMIST WITH THE U.S. TREASURY DEPARTMENT. HE WAS NAMED A PORTFOLIO MANAGER OF MFS IN 1998 AND VICE PRESIDENT IN 1999. HE IS A GRADUATE OF WILLIAMS COLLEGE AND EARNED A MASTER'S DEGREE IN INTERNATIONAL ECONOMICS AND FOREIGN POLICY FROM JOHNS HOPKINS UNIVERSITY. MATT ALSO HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

   FUND FACTS

   OBJECTIVE:             SEEKS TOTAL RETURN BY PROVIDING ABOVE AVERAGE INCOME
                          (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN EQUITY
                          SECURITIES) AND OPPORTUNITIES FOR GROWTH OF CAPITAL
                          AND INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS: SEPTEMBER 4, 1990

   CLASS INCEPTION:       CLASS A  SEPTEMBER 4, 1990
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

   SIZE:                  $335.9 MILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2002)

          MFS Global                                                                    60% MSCI World Index/
        Total Return Fund -           Lipper Global           Standard & Poor's         40% J.P. Morgan
         Class A                   Flexible Fund Index         500 Stock Index    Global Government Bond Index

10/92    $ 9,525                          $10,000                   $10,000                $10,000
10/94     11,668                           12,293                    11,934                 12,738
10/96     14,982                           15,387                    18,719                 15,989
10/98     19,812                           18,353                    30,165                 20,498
10/00     22,409                           23,68                     40,215                 22,953
10/02     20,764                           19,097                    25,646                 18,973

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 1.02%      - 0.15%       +19.78%      +117.99%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 1.02%      - 0.05%       + 3.68%      +  8.10%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     - 5.73%      - 1.66%       + 2.67%      +  7.58%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 1.58%      - 2.05%       +15.93%      +105.18%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 1.58%      - 0.69%       + 3.00%      +  7.45%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     - 5.51%      - 1.53%       + 2.70%      +  7.45%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 1.56%      - 1.98%       +15.98%      +106.03%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 1.56%      - 0.66%       + 3.01%      +  7.50%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     - 2.54%      - 0.66%       + 3.01%      +  7.50%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)              - 0.65%      + 0.97%       +22.14%      +122.79%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)          - 0.65%      + 0.32%       + 4.08%      +  8.34%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global flexible fund+                          - 7.13%      - 4.83%       + 1.52%      +  7.96%
-------------------------------------------------------------------------------------------------------
Lipper Global Flexible Fund Index+                     - 6.69%      - 4.24%       + 1.41%      +  6.68%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                     -15.10%      -12.21%       + 0.73%      +  9.88%
-------------------------------------------------------------------------------------------------------
60% MSCI World Index/40% J.P. Morgan
  Global Government Bond Index#                        - 5.30%      - 6.48%       + 1.24%      +  6.61%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

            FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES              19.0%
            CONSUMER STAPLES                16.0%
            HEALTH CARE                     11.8%
            UTILITIES & COMMUNICATIONS      11.2%
            BASIC MATERIALS                 10.7%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  2.6%                  BP AMOCO PLC, ADR  1.8%
Tobacco, food, and beverage conglomerate        Crude oil, natural gas, and petroleum products

REED ELSEVIER PLC  2.2%                         AVENTIS S.A.  1.8%
Publishing and information business             Chemical and pharmaceutical company

SYNGENTA AG  2.1%                               BANK OF AMERICA CORP.  1.7%
Conventional and biotechnology crop protection  Consumer and commercial banking services and seed products
                                                FREDDIE MAC CORP.  1.6%
DIAGEO PLC  2.0%                                U.S. mortgage banker and underwriter
Worldwide consumer goods company
                                                SANOFI-SYNTHELABO S.A.  1.6%
TOTAL FINA S.A., ADR  1.8%                      Cardiovascular, central nervous system,
French-based oil company                        oncology, and internal medicine therapeutics

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Stocks - 51.3%
------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES             VALUE
------------------------------------------------------------------------------------------------------------
Foreign Stocks - 28.4%
  Australia - 1.4%
    Australia & New Zealand Banking Group Ltd. (Banks &
      Credit Cos.)*                                                               94,379       $    985,789
    QBE Insurance Group Ltd. (Insurance)*                                        563,530          2,406,944
    TABCORP Holdings Ltd. (Leisure)                                              188,470          1,210,623
                                                                                               ------------
                                                                                               $  4,603,356
------------------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Accenture Ltd. (Business Services)*                                           34,800       $    587,424
    Willis Group Holdings Ltd. (Insurance)*                                        9,500            290,700
                                                                                               ------------
                                                                                                   $878,124
------------------------------------------------------------------------------------------------------------
  Canada - 1.4%
    Alcan, Inc. (Metals)                                                          15,200       $    427,880
    BCE, Inc. (Telecommunications)                                                34,170            592,850
    Canadian National Railway Co. (Railroad)                                      49,047          2,092,835
    Encana Corp. (Utilities - Gas)                                                19,000            553,700
    Quebecor World, Inc. (Printing & Publishing)                                  47,160          1,165,090
                                                                                               ------------
                                                                                               $  4,832,355
------------------------------------------------------------------------------------------------------------
  Denmark - 0.5%
    Danske Bank (Banks & Credit Cos.)                                            100,690       $  1,599,359
------------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    UPM Kymmene Oyj (Forest & Paper Products)                                     21,900       $    708,475
------------------------------------------------------------------------------------------------------------
  France - 3.8%
    Aventis S.A. (Pharmaceuticals)                                                52,380       $  3,127,740
    Cap Gemini S.A. (Computer Services)                                           13,500            331,115
    Sanofi-Synthelabo S.A. (Medical & Health Products)                            44,410          2,708,860
    Schneider Electric S.A. (Machinery)                                           15,522            717,567
    Societe Television Francaise 1 (Entertainment)                                55,932          1,436,490
    STMicroelectronics N.V. (Electronics)                                         47,730            945,311
    Technip S.A. (Construction)                                                    4,200            272,366
    Total Fina S.A., ADR (Oils)                                                   46,920          3,191,499
                                                                                               ------------
                                                                                               $ 12,730,948
------------------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Bayerische Motoren Werke AG (Automotive)                                      21,600       $    769,180
    Deutsche Post AG (Transportation)                                             48,190            491,729
    Fresenius AG Preferred (Medical Supplies)                                      4,200            143,174
    Linde AG (Engineering)                                                        40,180          1,532,820
    Schering AG (Pharmaceuticals)                                                 24,800          1,123,942
                                                                                               ------------
                                                                                               $  4,060,845
------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)                      169,000       $    686,913
------------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Bank of Ireland (Banks & Credit Cos.)                                        135,770       $  1,502,072
    Irish Life & Permanent PLC (Financial Institutions)                           53,260            631,322
                                                                                               ------------
                                                                                               $  2,133,394
------------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Snam Rete Gas S.p.A. (Gas)                                                   220,200       $    656,891
------------------------------------------------------------------------------------------------------------
  Japan - 3.5%
    Canon, Inc. (Business Machines)                                               48,000       $  1,767,495
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                              44,000            359,169
    Honda Motor Co., Ltd. (Automotive)                                            69,000          2,467,699
    Nippon Electric Glass Co., Ltd. (Electronics)                                 53,000            595,413
    Nissan Motor Co. (Automotive)                                                 98,000            751,267
    Nissin Food Products Co., Ltd. (Food & Beverage Products)                     28,500            565,356
    Secom Co., Ltd. (Consumer Good & Products)                                    28,800          1,015,919
    Shiseido Co., Ltd. (Consumer Products)                                       126,000          1,398,061
    Tokyo Gas Co. Ltd. (Gas)                                                     672,000          1,959,886
    Uni-Charm Corp. (Consumer Goods & Products)                                   22,230            820,382
                                                                                               ------------
                                                                                               $ 11,700,647
------------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Fomento Economico Mexicano S.A. de C.V., ADR (Food & Beverage
      Products)                                                                   14,010       $    507,162
    Telefonos de Mexico S.A. de CV, ADR (Telecommunications)                      15,610            476,105
                                                                                               ------------
                                                                                               $    983,267
------------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Akzo Nobel N.V. (Chemicals)                                                   76,060       $  2,268,988
    Koninklijke (Royal) KPN N.V. (Telecommunications)                             93,310            589,898
    Koninklijke (Royal) Philips Electronics N.V. (Electronics)                    27,600            493,465
    Unilever N.V. (Food & Beverage Products)                                      28,680          1,834,373
    VNU N.V. (Publishing)*                                                        17,306            463,442
                                                                                               ------------
                                                                                               $  5,650,166
------------------------------------------------------------------------------------------------------------
  New Zealand
    Telecom Corp. of New Zealand Ltd. (Telecommunications)*                       62,400       $    153,325
------------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)##                                86,420       $    639,508
------------------------------------------------------------------------------------------------------------
  Spain - 1.9%
    Altadis S.A. (Tobacco)                                                        93,590       $  1,973,769
    Gas Natural SDG S.A. (Gas)                                                    50,210            840,676
    Iberdrola S.A. (Utilities - Electric)                                        140,050          1,660,096
    Telefonica, S.A. (Telecommunications)                                        206,303          1,952,270
                                                                                               ------------
                                                                                               $  6,426,811
------------------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    ForeningsSparbanken AB, "A" (Banks & Credit Cos.)                            146,700       $  1,613,932
    Securitas AB (Consumer Goods & Services)                                      22,800            316,649
                                                                                               ------------
                                                                                               $  1,930,581
------------------------------------------------------------------------------------------------------------
  Switzerland - 1.8%
    Converium Holding AG (Insurance)                                               6,500       $    261,828
    Novartis AG (Medical & Health Products)                                       32,100          1,221,431
    Syngenta AG (Chemicals)                                                       60,291          3,579,727
    Synthes-Stratec, Inc. (Medical & Health Products)                                680            410,408
    UBS AG (Financial Institutions)                                               11,100            527,768
                                                                                               ------------
                                                                                               $  6,001,162
------------------------------------------------------------------------------------------------------------
  United Kingdom - 8.6%
    BP Amoco PLC, ADR (Oils)                                                      81,596       $  3,137,366
    British Sky Broadcasting Group PLC (Broadcasting)                             42,900            404,689
    BT Group PLC (Telecommunications)*                                           516,100          1,464,190
    Cadbury Schweppes PLC (Food and Beverage Products)*                          149,590            972,709
    Diageo PLC (Food & Beverage Products)*                                       300,653          3,385,997
    Glaxo Wellcome PLC, ADR (Medical & Health Products)                           26,600          1,002,554
    GlaxoSmithKline PLC (Pharmaceutical)*                                         51,803            987,874
    Granada Compass PLC (Media)*                                                 203,700            234,027
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                                  107,370            923,066
    Marks & Spencer Group PLC (Retail)*                                           86,318            504,952
    National Grid Group PLC (Telecommunications)                                 202,900          1,443,047
    NEXT PLC (Retail)                                                            133,280          1,854,138
    Reckitt Benckiser PLC (Consumer Goods & Services)*                           126,648          2,296,378
    Reed Elsevier PLC (Publishing)                                               429,910          3,793,399
    Rio Tinto PLC (Metals & Mining)*                                              58,300          1,052,537
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                       91,828          2,158,788
    Standard Chartered PLC (Banks & Credit Cos.)*                                 22,572            262,500
    Unilever PLC (Consumer Products)                                             155,900          1,538,886
    Vodafone Group PLC (Telecommunications)*                                     616,994            990,945
    WPP Group PLC (Advertising)                                                   87,200            590,871
                                                                                               ------------
                                                                                               $ 28,998,913
------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $ 95,375,040
------------------------------------------------------------------------------------------------------------
U.S. Stocks - 22.9%
  Aerospace & Defense - 0.1%
    Northrop Grumman Corp.                                                         3,700       $    381,581
------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                               11,100       $    523,809
------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.5%
    Bank of America Corp.                                                         42,340       $  2,955,332
    Citigroup, Inc.                                                               70,100          2,590,195
    Comerica, Inc.                                                                11,000            480,260
    FleetBoston Financial Corp.                                                   29,200            682,988
    National City Corp.                                                           17,600            477,488
    SunTrust Banks, Inc.                                                           8,200            498,888
    Wachovia Corp.                                                                23,400            814,086
                                                                                               ------------
                                                                                               $  8,499,237
------------------------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    Hewlett-Packard Co.                                                           81,310       $  1,284,698
    International Business Machines Corp.                                          6,160            486,270
                                                                                               ------------
                                                                                               $  1,770,968
------------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    ARAMARK Corp.*                                                                 9,880       $    208,468
------------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Air Products & Chemicals, Inc.                                                45,440       $  2,008,448
    PPG Industries, Inc.                                                          10,800            507,924
    Praxair, Inc.                                                                 25,150          1,370,675
                                                                                               ------------
                                                                                               $  3,887,047
------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Intel Corp.                                                                   42,000       $    726,600
------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.0%
    Kimberly-Clark Corp.                                                           8,400       $    432,600
    Philip Morris Cos., Inc.                                                     110,230          4,491,873
    Procter & Gamble Co.                                                          19,180          1,696,471
                                                                                               ------------
                                                                                               $  6,620,944
------------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 0.1%
    Smurfit-Stone Container Corp.*                                                16,700       $    217,267
------------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Analog Devices, Inc.*                                                         13,400       $    359,120
------------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Energy East Corp.                                                             25,400       $    541,020
------------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Viacom, Inc., "B"*                                                            23,700       $  1,057,257
    Walt Disney Co.                                                               27,300            455,910
                                                                                               ------------
                                                                                               $  1,513,167
------------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Fannie Mae                                                                    12,700       $    849,122
    Freddie Mac                                                                   44,160          2,719,373
    Goldman Sachs Group, Inc.                                                     14,530          1,040,348
    Mellon Financial Corp.                                                        24,200            684,618
    Merrill Lynch & Co., Inc.                                                     31,570          1,198,081
                                                                                               ------------
                                                                                               $  6,491,542
------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.5%
    Anheuser-Busch Cos., Inc.                                                     20,700       $  1,092,132
    Archer-Daniels-Midland Co.                                                    75,600          1,029,672
    H.J. Heinz Co.                                                                15,200            488,832
    Kellogg Co.                                                                   62,000          1,975,320
    PepsiCo, Inc.                                                                 11,000            485,100
                                                                                               ------------
                                                                                               $  5,071,056
------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    International Paper Co.                                                       16,700       $    583,331
------------------------------------------------------------------------------------------------------------
  Insurance - 1.4%
    AFLAC, Inc.                                                                   20,800       $    633,152
    Allstate Corp.                                                                 7,000            278,460
    American International Group, Inc.                                            11,100            694,305
    Gallagher (Aurther J.) & Co.                                                  34,100            914,562
    MetLife, Inc.                                                                 71,860          1,716,017
    St. Paul Cos., Inc.                                                           15,830            519,224
                                                                                               ------------
                                                                                               $  4,755,720
------------------------------------------------------------------------------------------------------------
  Machinery - 1.3%
    Caterpillar, Inc.                                                             20,300       $    829,255
    Danaher Corp.                                                                 19,200          1,110,720
    Deere & Co.                                                                   49,600          2,300,944
                                                                                               ------------
                                                                                               $  4,240,919
------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Pall Corp.                                                                    22,900       $    397,773
------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.7%
    Baxter International, Inc.                                                    26,700       $    668,034
    Eli Lilly & Co.                                                               43,040          2,388,720
    Johnson & Johnson Co.                                                         17,700          1,039,875
    Merck & Co., Inc.                                                              9,800            531,552
    Pfizer, Inc.                                                                  37,400          1,188,198
                                                                                               ------------
                                                                                               $  5,816,379
------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    IMS Health, Inc.                                                              22,100       $    332,384
    Lincare Holdings, Inc.*                                                       10,100            344,107
                                                                                               ------------
                                                                                               $    676,491
------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                                                   84,000       $  1,853,040
------------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Apache Corp.                                                                   7,600       $    410,856
    Halliburton Co.                                                               21,410            346,414
                                                                                               ------------
                                                                                               $    757,270
------------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Devon Energy Corp.                                                            10,900       $    550,450
    ExxonMobil Corp.                                                              80,040          2,694,146
    Unocal Corp.                                                                  12,400            342,736
                                                                                               ------------
                                                                                               $  3,587,332
------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    Abbott Laboratories, Inc.                                                     13,300       $    556,871
    Schering-Plough Corp.                                                         25,000            533,750
    Wyeth                                                                         40,080          1,342,680
                                                                                               ------------
                                                                                               $  2,433,301
------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                                             57,900       $  1,907,805
------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Gannett Co., Inc.                                                             21,540       $  1,635,532
------------------------------------------------------------------------------------------------------------
  Retail - 0.6%
    Lowe's Cos., Inc.                                                             22,140       $    923,902
    Sears, Roebuck & Co.                                                          20,500            538,330
    Target Corp.                                                                  20,600            620,472
                                                                                               ------------
                                                                                               $  2,082,704
------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.9%
    3M Co.                                                                        19,440       $  2,467,714
    Honeywell International, Inc.                                                 16,400            392,616
    Illinois Tool Works, Inc.                                                      3,700            227,180
                                                                                               ------------
                                                                                               $  3,087,510
------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Kroger Co.*                                                                   27,000       $    400,680
------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    AT&T Corp.                                                                    65,600       $    855,424
    BellSouth Corp.                                                               62,310          1,629,407
    Motorola, Inc.                                                                33,800            309,946
    SBC Communications, Inc.                                                      18,800            482,408
                                                                                               ------------
                                                                                               $  3,277,185
------------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                                    3,540       $    212,435
------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    FPL Group, Inc.                                                               11,700       $    690,066
    Keyspan Corp.                                                                 15,200            555,256
    NSTAR Co.                                                                     12,800            536,960
    PPL Corp.                                                                      4,260            147,439
                                                                                               ------------
                                                                                               $  1,929,721
------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    National Fuel Gas Co.                                                         21,000       $    423,570
------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $ 76,870,524
------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $170,280,273)                                                   $172,245,564
------------------------------------------------------------------------------------------------------------
Bonds - 37.0%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
------------------------------------------------------------------------------------------------------------
Foreign Bonds - 24.3%
  Australia - 0.2%
    Australian Government, 6.25s, 2015                                        AUD  1,183       $    684,540
------------------------------------------------------------------------------------------------------------
  Austria - 0.6%
    Republic of Austria, 5.5s, 2007                                           EUR  1,955       $  2,066,074
------------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Government of Canada, 5.75s, 2006                                         CAD  1,053       $    717,932
    Government of Canada, 5.5s, 2009                                               4,486          3,013,697
                                                                                               ------------
                                                                                               $  3,731,629
------------------------------------------------------------------------------------------------------------
  Denmark - 1.7%
    Kingdom of Denmark, 7s, 2007                                              DKK 38,904       $  5,833,304
------------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Finnish Government, 5.375s, 2013                                          EUR  1,255       $  1,310,103
------------------------------------------------------------------------------------------------------------
  France - 1.6%
    Government of France, 6.5s, 2006                                          EUR  1,179       $  1,287,241
    Government of France, 5s, 2011                                                 2,477          2,531,181
    Government of France, 4.75s, 2012                                              1,345          1,344,632
                                                                                               ------------
                                                                                               $  5,163,054
------------------------------------------------------------------------------------------------------------
  Germany - 7.5%
    Federal Republic of Germany, 4.75s, 2008                                  EUR  4,222       $  4,325,937
    Federal Republic of Germany, 4.5s, 2009                                       17,708         17,858,973
    Federal Republic of Germany, 5.25s, 2010                                       2,992          3,132,176
                                                                                               ------------
                                                                                               $ 25,317,086
------------------------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Republic of Ireland, 5s, 2013                                             EUR  2,262       $  2,285,794
------------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Republic of Italy, 5s, 2008                                               EUR  1,789       $  1,847,386
------------------------------------------------------------------------------------------------------------
  Japan - 1.4%
    International Bank For Reconstruction & Development,
      5s, 2006                                                                USD  4,319       $  4,635,211
------------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Netherlands Government, 5.75s, 2007                                       EUR  1,233       $  1,316,369
    Netherlands Government, 5s, 2012                                               1,313          1,336,651
                                                                                               ------------
                                                                                               $  2,653,020
------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 7s, 2009                                       NZD  1,279       $    647,412
------------------------------------------------------------------------------------------------------------
  Norway - 0.2%
    Norwegian Government, 5.5s, 2009                                          NOK  5,146       $    669,329
------------------------------------------------------------------------------------------------------------
  Spain - 3.4%
    Government of Spain, 5.35s, 2011                                          EUR  7,898       $  8,240,094
    Government of Spain, 5.5s, 2017                                                3,159          3,300,241
                                                                                               ------------
                                                                                               $ 11,540,335
------------------------------------------------------------------------------------------------------------
  Supra-National - 0.8%
    European Investment Bank, 4s, 2005                                        USD  2,637       $  2,737,910
------------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Kingdom of Sweden, 5s, 2009                                               SEK 11,055       $  1,216,287
    Kingdom of Sweden, 5.25s, 2011                                                13,350          1,480,737
    Kingdom of Sweden, 5.5s, 2012                                                  3,975            446,155
                                                                                               ------------
                                                                                               $  3,143,179
------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    United Kingdom Treasury, 7.25s, 2007                                       GBP   450       $    795,858
    United Kingdom Treasury, 5.75s, 2009                                           3,856          6,488,407
                                                                                               ------------
                                                                                               $  7,284,265
------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $ 81,549,631
------------------------------------------------------------------------------------------------------------
U.S. Bonds - 11.0%
  U.S. Government Agencies - 1.5%
    Federal National Mortgage Association, 6s, 2016                           USD  4,850       $  5,054,424
------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.5%
    U.S. Treasury Bonds, 6.25s, 2023                                          USD  9,693       $ 11,130,666
    U.S. Treasury Bonds, 5.375s, 2031                                                745            786,353
    U.S. Treasury Notes, 3.375s, 2007                                              2,596          2,789,024
    U.S. Treasury Notes, 6.125s, 2007                                             11,659         13,407,057
    U.S. Treasury Notes, 5.75s, 2010                                               3,253          3,714,647
                                                                                               ------------
                                                                                               $ 31,827,747
------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $ 36,882,171
------------------------------------------------------------------------------------------------------------
Municipal Bonds - 1.7%
    Austin, Texas Electric, 5.5s, 2012                                        USD    590       $    673,833
    Cleveland, Ohio, 5.75s, 2012                                                     570            664,586
    Lakeville, Minnesota Independent School District, 4.5s, 2012                   1,575          1,674,603
    Metropolitan Transportation Authority New York, 5s, 2032                         790            792,093
    New Jersey State Turnpike Authority Turnpike Revenue,
      6s, 2013                                                                     1,740          2,052,939
------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                          $  5,858,054
------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $117,040,770)                                                    $124,289,856
------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.2%
------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
------------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.2%
  Automotive - 0.1%
    General Motors Corp., 5.25%, 2032                                             20,500       $    427,425
------------------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Motorola Inc.                                                                 11,400       $    381,900
------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $1,052,842)                                $    809,325
------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.1%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
------------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 11/01/02                             USD  5,597       $  5,597,000
    Ford Motor Credit Corp., due 11/22/02                                          1,000            998,799
    General Electric Capital Corp., due 11/01/02                                   9,921          9,921,000
    General Motors Acceptance Corp., due 12/05/02                                  3,300          3,293,486
    New Center Asset Trust, due 11/01/02                                           3,987          3,987,000
------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $ 23,797,285
------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/02, due 11/01/02, total to be
      received $14,624,760 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                 USD 14,624       $ 14,624,000
------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $326,795,170)                                              $335,766,030
Other Assets, Less Liabilities - 0.0%                                                               145,414
------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $335,911,444
------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. dollar. A list of abbreviations is shown below.

            AUD  = Australian Dollars              GBP  = British Pounds
            CAD  = Canadian Dollars                NOK  = Norwegian Krone
            DKK  = Danish Kroner                   NZD  = New Zealand Dollars
            EUR  = Euro                            SEK  = Swedish Krona

See notes to financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $326,795,170)           $335,766,030
  Investment of cash collateral for securities loaned, at
    cost and value                                                  20,683,491
  Cash                                                                 422,478
  Receivable for forward foreign currency exchange
    contracts                                                           82,724
  Receivable for forward foreign currency exchange
    contracts subject to master netting agreements                     313,636
  Receivable for fund shares sold                                      932,410
  Receivable for investments sold                                       62,883
  Interest and dividends receivable                                  2,283,954
  Other assets                                                           3,808
                                                                  ------------
      Total assets                                                $360,551,414
                                                                  ------------
Liabilities:
  Payable to custodian                                            $      5,603
  Payable for fund shares reacquired                                   918,877
  Payable for investments purchased                                  2,513,453
  Net payable for forward foreign currency exchange
    contracts                                                          262,371
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                       2,476
  Collateral for securities loaned, at value                        20,683,491
  Payable to affiliates -
    Management fee                                                       7,730
    Shareholder servicing agent fee                                        920
    Distribution and service fee                                         5,349
  Accrued expenses and other liabilities                               239,700
                                                                  ------------
      Total liabilities                                           $ 24,639,970
                                                                  ------------
Net assets                                                        $335,911,444
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $338,405,086
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     9,138,072
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (13,862,302)
  Accumulated undistributed net investment income                    2,230,588
                                                                  ------------
      Total                                                       $335,911,444
                                                                  ============
Shares of beneficial interest outstanding                          29,429,311
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $213,982,840 / 18,750,807 shares of
     beneficial interest outstanding)                               $11.41
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                     $11.98
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $84,728,840 / 7,414,220 shares of
     beneficial interest outstanding)                               $11.43
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $35,660,054 / 3,129,477 shares of
     beneficial interest outstanding)                               $11.40
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per sh    are
    (net assets of $1,539,710 / 134,807 shares of
     beneficial interest outstanding)                               $11.42
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                    $  7,541,348
    Dividends                                                                      4,121,691
    Foreign taxes withheld                                                          (256,352)
                                                                                ------------
      Total investment income                                                   $ 11,406,687
                                                                                ------------
  Expenses -
    Management fee                                                              $  2,875,547
    Trustees" compensation                                                            31,172
    Shareholder servicing agent fee                                                  344,723
    Distribution and service fee (Class A)                                           736,342
    Distribution and service fee (Class B)                                           956,362
    Distribution and service fee (Class C)                                           372,496
    Administrative fee                                                                32,829
    Custodian fee                                                                    248,083
    Printing                                                                          75,810
    Postage                                                                           45,932
    Auditing fees                                                                     38,600
    Legal fees                                                                         9,765
    Miscellaneous                                                                    370,905
                                                                                ------------
      Total expenses                                                            $  6,138,566
    Fees paid indirectly                                                             (15,153)
                                                                                ------------
      Net expenses                                                              $  6,123,413
                                                                                ------------
        Net investment income                                                   $  5,283,274
                                                                                ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                     $ (8,509,742)
    Future contracts                                                                  76,425
    Foreign currency transactions                                                    622,980
                                                                                ------------
      Net realized loss on investments and foreign currency transactions        $ (7,810,337)
                                                                                ------------
  Change in unrealized depreciation -
    Investments                                                                 $ (1,635,495)
    Futures contracts                                                                (46,130)
    Translation of assets and liabilities in foreign currencies                     (186,075)
                                                                                ------------
      Net unrealized loss on investments and foreign currency translation       $ (1,867,700)
                                                                                ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                              $ (9,678,037)
                                                                                ------------
          Decrease in net assets from operations                                $ (4,394,763)
                                                                                ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   2002                       2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  5,283,274              $   5,204,208
  Net realized loss on investments and foreign currency
    transactions                                                   (7,810,337)                (7,502,631)
  Net unrealized loss on investments and foreign currency
    translation                                                    (1,867,700)               (20,356,300)
                                                                -------------              -------------
    Decrease in net assets from operations                      $  (4,394,763)             $ (22,654,723)
                                                                -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (2,069,525)             $  (6,572,180)
  From net investment income (Class B)                               (287,878)                (2,995,974)
  From net investment income (Class C)                               (124,807)                (1,102,514)
  From net investment income (Class I)                                (19,444)                   (64,057)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                    --                    (10,490,998)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                    --                     (7,102,849)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    --                     (2,642,916)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    --                        (96,226)
  From paid-in capital (Class A)                                       --                       (352,268)
  From paid-in capital (Class B)                                       --                       (160,584)
  From paid-in capital (Class C)                                       --                        (59,095)
  From paid-in capital (Class I)                                       --                         (3,433)
                                                                -------------              -------------
    Total distributions declared to shareholders                $  (2,501,654)             $ (31,643,094)
                                                                -------------              -------------

Net increase in net assets from fund share transactions         $   1,454,730              $  52,112,220
                                                                -------------              -------------
      Total decrease in net assets                              $  (5,441,687)             $  (2,185,597)
  Net assets:
  At beginning of period                                          341,353,131                343,538,728
                                                                -------------              -------------

     At end of period (including accumulated undistributed net
     investment income (loss) of $2,230,588 and $(381,250),
     respectively)                                              $ 335,911,444              $ 341,353,131
                                                                =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $11.64             $13.76           $13.98           $14.59           $13.84
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.21             $ 0.22           $ 0.36           $ 0.25           $ 0.28
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (0.33)             (1.02)            0.70             0.45             1.57
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.12)            $(0.80)          $ 1.06           $ 0.70           $ 1.85
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.11)            $(0.48)          $(0.23)          $(0.24)          $(0.18)
  From net realized gain on investments
    and foreign currency transactions              --                (0.82)           (1.05)           (0.96)           (0.92)
  In excess of net investment income               --                 --               --              (0.11)            --
  From paid-in capital                             --                (0.02)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.11)            $(1.32)          $(1.28)          $(1.31)          $(1.10)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $11.41             $11.64           $13.76           $13.98           $14.59
                                                 ======             ======           ======           ======           ======
Total return(+)                                   (1.02)%            (6.38)%           7.76%            4.96%           14.29%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.53%              1.47%            1.51%            1.48%            1.51%
  Net investment income(S)                         1.79%              1.80%            2.62%            1.74%            1.99%
Portfolio turnover                                   72%                69%              91%             109%             183%
Net assets at end of year (000 Omitted)        $213,983           $197,374         $178,773         $187,780         $174,576

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $11.65             $13.72           $13.95           $14.56           $13.82
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.13             $ 0.14           $ 0.27           $ 0.16           $ 0.19
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (0.31)             (1.03)            0.69             0.45             1.56
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.18)            $(0.89)          $ 0.96           $ 0.61           $ 1.75
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.04)            $(0.34)          $(0.14)          $(0.18)          $(0.09)
  From net realized gain on investments
    and foreign currency transactions              --                (0.82)           (1.05)           (0.96)           (0.92)
  In excess of net investment income               --                 --               --              (0.08)            --
  From paid-in capital                             --                (0.02)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to shareholders
                                                 $(0.04)            $(1.18)          $(1.19)          $(1.22)          $(1.01)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $11.43             $11.65           $13.72           $13.95           $14.56
                                                 ======             ======           ======           ======           ======
Total return                                      (1.58)%            (7.05)%           7.07%            4.22%           13.57%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.18%              2.12%            2.16%            2.14%            2.16%
  Net investment income(S)                         1.12%              1.14%            1.98%            1.13%            1.33%
Portfolio turnover                                   72%                69%              91%             109%             183%
Net assets at end of year (000 Omitted)         $84,729           $104,442         $118,676         $130,413         $113,966

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                 2002              2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                  $11.62            $13.68          $13.94          $14.56          $13.82
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.13            $ 0.14          $ 0.27          $ 0.16          $ 0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (0.31)            (1.02)           0.69            0.45            1.56
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(0.18)           $(0.88)         $ 0.96          $ 0.61          $ 1.75
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.04)           $(0.34)         $(0.17)         $(0.19)         $(0.09)
  From net realized gain on investments and
    foreign currency transactions                      --               (0.82)          (1.05)          (0.96)          (0.92)
  In excess of net investment income                   --                --              --             (0.08)           --
  From paid-in capital                                 --               (0.02)           --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
       shareholders                                  $(0.04)           $(1.18)         $(1.22)         $(1.23)         $(1.01)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $11.40            $11.62          $13.68          $13.94          $14.56
                                                     ======            ======          ======          ======          ======
Total return                                          (1.56)%           (7.03)%          7.11%           4.23%          13.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.18%             2.12%           2.16%           2.14%           2.16%
  Net investment income(S)                             1.13%             1.14%           1.97%           1.13%           1.33%
Portfolio turnover                                       72%               69%             91%            109%            183%
Net assets at end of year (000 Omitted)             $35,660           $38,230         $44,468         $51,800         $30,580

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2002              2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                  $11.65            $13.80          $14.02          $14.60          $13.86
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.25            $ 0.27          $ 0.41          $ 0.29          $ 0.33
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (0.32)            (1.03)           0.69            0.49            1.56
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(0.07)           $(0.76)         $ 1.10          $ 0.78          $ 1.89
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.16)           $(0.55)         $(0.27)         $(0.28)         $(0.23)
  From net realized gain on investments and
    foreign currency transactions                      --               (0.82)          (1.05)          (0.96)          (0.92)
  In excess of net investment income                   --                --              --             (0.12)           --
  From paid-in capital                                 --               (0.02)           --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.16)           $(1.39)         $(1.32)         $(1.36)         $(1.15)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $11.42            $11.65          $13.80          $14.02          $14.60
                                                     ======            ======          ======          ======          ======
Total return                                          (0.65)%           (6.06)%          8.19%           5.40%          14.78%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.18%             1.12%           1.16%           1.13%           1.16%
  Net investment income(S)                             2.14%             2.14%           2.98%           2.08%           2.33%
Portfolio turnover                                       72               %69%             91%            109%            183%
Net assets at end of year (000 Omitted)              $1,540            $1,307          $1,621          $1,587          $1,837

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Total Return Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $19,943,155. These loans were collateralized by cash of $20,683,491 which was invested in the following short-term obligations:

                                           SHARES/PRINCIPAL  AMORTIZED COST
                                                     AMOUNT       AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    $16,558,641     $16,558,641
UBS Warburg LLC (U.S. Agency Repurchase
  Agreement)                                      4,124,850       4,124,850
                                                -----------     -----------
Total investments of cash collateral for
  securities loaned                              20,683,491     $20,683,491
                                                ===========     ===========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $11,781 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $3,372 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                           OCTOBER 31, 2002   OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                              $2,501,654        $10,745,332
    Long-term capital gain                           --             20,322,382
                                                 ----------        -----------
                                                 $2,501,654        $31,067,714
    Tax return of capital                            --                575,380
                                                 ----------        -----------
Total distributions declared                     $2,501,654        $31,643,094
                                                 ==========        ===========

During the year ended October 31, 2002, accumulated undistributed net investment income decreased by $169,782, accumulated net realized loss on investments and foreign currency transactions decreased by $183,102, and paid-in capital decreased by $13,320 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and, amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  2,529,906
          Undistributed long-term capital gain               --
          Capital loss carryforward                     (12,322,036)
          Unrealized gain                                 7,389,736
          Other temporary differences                       (91,248)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 ($4,874,605) and October 31, 2010 ($7,447,431).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Effective January 1, 2002, the management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund's average daily net assets. Prior to January 1, 2002, the management fee was computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets and 5.00% of investment income.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a one-time plan transition expense of $9,828 and a net decrease of $145 as a result of the change in the fund's pension liability under this plan for the year ended October 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $26,125 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                              CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Distribution Fee                                0.10%       0.75%       0.75%
Service Fee                                     0.25%       0.25%       0.25%
                                                -----       -----       -----
Total Distribution Plan                         0.35%       1.00%       1.00%
                                                =====       =====       =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended October 31, 2002, amounted to:

                                               CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Service Fee Retained by MFD                    $14,241      $5,112      $4,845

Fees incurred under the distribution plan during the year ended October 31, 2002, were as follows:

                                               CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Total Distribution Plan                          0.35%       1.00%       1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2002, were as follows:

                                               CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed       $7,664    $199,100      $3,411

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                     $ 25,216,407    $ 66,055,588
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $204,609,723    $175,046,870
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $328,335,436
                                                               ------------
Gross unrealized appreciation                                  $ 24,024,942
Gross unrealized depreciation                                   (16,594,348)
                                                               ------------
    Net unrealized appreciation                                $  7,430,594
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED OCTOBER 31, 2002         YEAR ENDED OCTOBER 31, 2001
                                           ---------------------------         ---------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               7,853,096      $  91,342,609        7,995,380       $ 96,921,594
Shares issued to shareholders in
  reinvestment of distributions             165,522          1,933,027        1,276,429         15,964,790
Shares reacquired                        (6,225,812)       (72,206,836)      (5,303,385)       (65,353,486)
                                         ----------      -------------       ----------       ------------
    Net increase                          1,792,806      $  21,068,800        3,968,424       $ 47,532,898
                                         ==========      =============       ==========       ============

Class B shares
                                           YEAR ENDED OCTOBER 31, 2002         YEAR ENDED OCTOBER 31, 2001
                                           ---------------------------         ---------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               1,670,394      $  19,477,885        1,608,736       $ 19,751,719
Shares issued to shareholders in
  reinvestment of distributions              20,369            239,146          669,922          8,425,731
Shares reacquired                        (3,237,842)       (37,758,641)      (1,967,353)       (24,091,217)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)              (1,547,079)     $ (18,041,610)         311,305       $  4,086,233
                                         ==========      =============       ==========       ============

Class C shares
                                           YEAR ENDED OCTOBER 31, 2002         YEAR ENDED OCTOBER 31, 2001
                                           ---------------------------         ---------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 641,205      $   7,453,130          705,232       $  8,755,446
Shares issued to shareholders in
  reinvestment of distributions               7,147             83,694          191,054          2,396,841
Shares reacquired                          (807,659)        (9,377,687)        (857,605)       (10,599,289)
                                         ----------      -------------       ----------       -------------
    Net increase (decrease)                (159,307)     $  (1,840,863)          38,681       $    552,998
                                         ==========      =============       ==========       ============

Class I shares
                                           YEAR ENDED OCTOBER 31, 2002         YEAR ENDED OCTOBER 31, 2001
                                           ---------------------------         ---------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  40,899      $     480,442            9,775       $    118,248
Shares issued to shareholders in
  reinvestment of distributions               1,666             19,443           13,089            163,712
Shares reacquired                           (19,940)          (231,482)         (28,138)          (341,869)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)                  22,625      $     268,403           (5,274)      $    (59,909)
                                         ==========      =============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2002, was $2,998. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                              NET
                                                                                                       UNREALIZED
                 SETTLEMENT              CONTRACTS TO         IN EXCHANGE           CONTRACTS        APPRECIATION
                       DATE           DELIVER/RECEIVE                 FOR            AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Sales            12/16/2002  AUD            1,383,449         $   761,478         $   764,259          $  (2,781)
                 12/16/2002  DKK           44,309,122           5,800,149           5,876,707            (76,558)
                 12/16/2002  EUR            9,717,861           9,525,864           9,579,119            (53,255)
                 12/16/2002  GBP              277,982             429,204             433,249             (4,045)
                 12/16/2002  NZD            4,268,882           1,984,347           2,061,727            (77,380)
                 12/16/2002  SEK           15,026,508           1,582,871           1,631,223            (48,352)
                                                              -----------         -----------          ----------
                                                              $20,083,913         $20,346,284          $(262,371)
                                                              ===========         ===========          =========
Purchases        12/16/2002  AUD            1,383,449         $   751,420         $   764,259          $  12,839
                 12/16/2002  GBP              277,982             428,592             433,249              4,657
                 12/16/2002  NOK            5,116,539             669,759             681,665             11,906
                 12/16/2002  NZD            2,908,640           1,384,222           1,404,776             20,554
                 12/16/2002  SEK           15,026,508           1,598,455           1,631,223             32,768
                                                              -----------         -----------          ---------
                                                              $ 4,832,448         $ 4,915,172          $  82,724
                                                              ===========         ===========          =========

At October 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net receivables of $5,918 with Merrill Lynch Pierce Fenner & Smith Bank and $307,718 with DB Clearing Services, and net payables of $1,126 with Credit Suisse First Boston Corporation and $1,350 with UBS Warburg.

At October 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $591,384 reduction in cost of securities and a corresponding $591,384 increase in net unrealized appreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $98,978, decrease net unrealized appreciation by $167,621, and decrease net realized losses by $266,599. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust VI and Shareholders of
MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                             /S/ Ernst & Young LLP
Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED OCTOBER 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 31.39%.

   FOR THE YEAR ENDED OCTOBER 31, 2002, INCOME FROM FOREIGN SOURCES WAS $5,169,894, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $253,309.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.

MFS(R) GLOBAL TOTAL RETURN FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior         President
Vice President and Associate General Counsel
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Massachusetts Financial Services Company, Senior
Clerk                                                    Vice President
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8.p.m. Boston, Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Matthew J. Ryan+                                         (To use this service, your phone must be equipped
Frederick J. Simmons+                                    with a Telecommunications Device for the Deaf).

CUSTODIANS                                               For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) aytime from a
                                                         touch-tone telephone.
The Chase Manhattan Bank
One Chase Manhattan Plaza                                WORLD WIDE WEB
New York, NY 10081                                       www.mfs.com

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                               ---------------
                                                                 PRSRT STD
MFS(R)                                                          U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                           ---------------
Boston, MA 02116-3741





(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MWT-2        12/02         33.5M